UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2004

VITAL IMAGES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-22229

(Commission File Number)

42-1321776

(IRS Employer Identification No.)

3300 Fernbrook Lane N., Suite 200, Plymouth Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 852-4100

Item 7.    Financial Statements and Exhibits.

(c)                                  Exhibits

99.1                           A copy of the press release announcing that Jay D. Miller, president and chief executive officer, and Gregory S. Furness, chief financial officer, will be presenting at the Pacific Growth Equities Life Sciences Growth Conference on June 9, 2004, issued by Vital Images, Inc. on June 3, 2004, is being furnished as an exhibit to this Form 8-K.

Item 9. Regulation FD Disclosure.

On June 3, 2004, Vital Images, Inc. issued a press release announcing that Jay D. Miller, president and chief executive officer, and Gregory S. Furness, chief financial officer, will be presenting at the Pacific Growth Equities Life Sciences Growth Conference on June 9, 2004.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

On June 3, 2004, Vital Images, Inc. issued a press release announcing that Jay D. Miller, president and chief executive officer, and Gregory S. Furness, chief financial officer, will be presenting at the Pacific Growth Equities Life Sciences Growth Conference on June 9, 2004.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VITAL IMAGES, INC.

June 9, 2004	/s/ Gregory S. Furness
Gregory S. Furness
Chief Financial Officer and Vice President-Finance (Chief Financial Officer)